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                                                                 Exhibit 10.16

                           SUPPLEMENTAL AGREEMENT TO
                    SUBSCRIPTION AND FOR PURCHASE AGREEMENT
                         10% CONVERTIBLE SECURED NOTES


     This Supplemental Agreement ("Supplemental Agreement") amends that certain Subscription and Purchase Agreement (the "Agreement") dated as of the _____ day of April, 1997, by and between Renaissance Entertainment Corporation, a Colorado corporation (the "Company"), and
______________________ (the "Investor").

     In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Supplemental Agreement and the Agreement, the Company and the Investor mutually agree as follows:

     1.   Section 7.1 of the Agreement is hereby amended to read as follows:

          "7.1 PRINCIPAL AND INTEREST PAYMENTS. The Company shall pay interest to the registered holders of the Notes (the "Holders") on the principal amount of the Notes outstanding from time to time at the time of payment of the principal of the Notes, commencing on the first such day to occur after Closing with respect to the purchase of such Note, at the rate of ten percent (10%) per annum, accruing from the date of issuance after as well as before maturity and default and after judgment. Accrued but unpaid interest shall bear interest at the rate of ten percent (10%) per annum until paid, commencing on the date on which such interest was due and payable. Unless earlier converted into Common Stock in accordance with Article 8 hereof, or accelerated in accordance with Article 11, the entire outstanding amount of the Notes and all accrued but unpaid interest shall be due and payable in full on October 31, 1999."

     2. SECURITY INTEREST. Investor hereby agrees to release Investor's security interest in the real estate of the Company situated in the County of Kenosha, State of Wisconsin. In substitution for such security interest and in order to secure the payment of the Notes and the performance by the Company of its obligations hereunder and under the Agreement and such other obligations of the Company to the Note Holders which may arise from time to time during the term of the Notes, the Company hereby grants to the Note Holders a security interest in certain real estate of the Company situated in the County of Stafford, State of Virginia, such security interest to grant to the Investor a security interest in the Virginia property substantially similar to the security interest originally granted in the Wisconsin property as set forth in the Agreement and the attachments thereto.

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     3.   Section 14.1 of the Agreement is hereby amended to read as follows:

          "14.1 REGISTRATION RIGHTS. The Company has caused an aggregate of 1,400,000 shares of Common Stock issuable upon conversion of the Notes to be registered pursuant to the Securities Act of 1933, with the Securities and Exchange Commission, the Registration Statement with respect thereto having been declared effective by the Commission on October 31, 1997. In the event that it appears that the number of shares of Common Stock subject to such Registration Statement will not be adequate to cover potential conversions of the Notes, the Company shall, at any time that the number of shares subject to such Registration Statement is less than 400,000 shares of Common Stock, if requested by Note Holders who hold 25% or more of the principal amount of the Notes then outstanding, shall cause to be registered pursuant to the Securities Act of 1933, a sufficient number of additional shares of Common Stock to cover any such potential conversions and will cause such Registration Statement to be filed with the Commission within 30 days of the receipt of the written request for such registration from the Note Holders. Any such registration shall be at the expense of the Company and the Company will use its best efforts to keep such Registration Statement and the Registration Statement which has previously been declared effective by the Commission effective until the earlier of April 30, 1999, or until all of the Registerable Securities (as defined in the Agreement) have been sold pursuant to such Registration Statements. It is understood that a failure to comply with the provisions of this Section shall be a default under the Supplemental Agreement and Agreement."

     4. For purposes of the Agreement, the "as soon as practicable thereafter" in Section 8.2 of the Agreement shall be interpreted to require that the Company request its transfer agent to cause certificates for any shares being converted pursuant to Article 8 of the Agreement to be prepared and delivered to the Holder in accordance with the Holder's request, such request of the transfer agent to be made within two business days of the receipt of such conversion request and to require that the certificates representing such shares be issued by the transfer agent and delivered to the Holder within 15 days of the receipt of such conversion request. It is understood that the failure to comply with the foregoing shall be deemed to be a default under the Supplemental Agreement and Agreement.


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     IN WITNESS WHEREOF, the Company and Investor have executed this
Supplemental Agreement as of the _____ day of November, 1997.


GRAND AVENUE PARTNERS                  RENAISSANCE ENTERTAINMENT
                                        CORPORATION


By________________________________     By_________________________________
        Partner                           Its_____________________________


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